UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2018
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	7733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported in Item 5.07 below, at the 2018 annual meeting of stockholders held on June 13, 2018 (the “Annual Meeting”) of Vonage Holdings Corp. (the “Company”), the Company’s stockholders approved amendments to the Company’s Restated Certificate of Incorporation, as amended, to declassify the Company’s Board of Directors (the “Board”). As outlined in the proxy statement for the Annual Meeting, the declassification of the Board will be phased in commencing with the 2019 annual meeting of stockholders, and would result in the Board being fully declassified (and all Board members standing for annual elections) commencing with the 2021 annual meeting of stockholders. The amendments are reflected in the Restated Certificate of Incorporation, which was filed with the Secretary of State of the State of Delaware on June 13, 2018, and is attached hereto as Exhibit 3.1.

In addition, on June 13, 2018, the Board approved amendments to the Company’s Amended and Restated By-laws to reflect the declassification. The amendments are reflected in the Amended and Restated By-laws, which are attached hereto as Exhibit 3.2.

Under the Company’s current classified Board structure, directors may only be removed with cause. Pursuant to Section 141(k) of the Delaware General Corporation Law, directors serving on a non-classified board structure may be removed by stockholders either with or without cause. Accordingly, the Restated Certificate of Incorporation and Amended and Restated By-laws provide that once the Board ceases to be classified in 2021, directors may be removed with or without cause.

The foregoing summary of the declassification amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation and Amended and Restated By-laws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting on June 13, 2018. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 222,350,063 shares of common stock of a total of 236,914,733 shares entitled to vote at the Annual Meeting.
The results of the vote taken at the Annual Meeting were as follows:
Proposal No. 1 – Election of Class III Directors
The Company elected Jeffrey A. Citron, Naveen Chopra, and Stephen Fisher as Class III directors for a term to expire at the 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified. The results of the elections were as follows:

		Votes		Broker
Class III Director Nominees	Votes For	Against	Abstentions	Non-Votes

Jeffrey A. Citron	197,460,677	1,750,981	90,142	23,048,263
Naveen Chopra	195,908,530	3,301,406	91,864	23,048,263
Stephen Fisher	195,392,512	3,812,228	97,060	23,048,263

The terms of the following directors, who were not up for re-election at the Annual Meeting, will continue: Hamid Akhavan, Carolyn Katz, Alan Masarek, John Roberts, and Gary Steele.

Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

		Votes
	Votes For	Against	Abstentions
Ratification of the Appointment of Independent Registered Public Accounting Firm	221,026,897	1,119,848	203,318
Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Advisory Vote to Approve Named Executive Officer Compensation	170,453,956	28,717,857	129,987	23,048,263
Proposal No. 4 – Approve Amendments to the Restated Certificate of Incorporate to Provide for the Phased Elimination of the Classified Board Structure

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Approve Amendments to the Restated Certificate of Incorporate to Provide for the Phased Elimination of the Classified Board Structure	198,769,863	157,952	373,985	23,048,263

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
3.1	Restated Certificate of Incorporation
3.2	Amended and Restated By-laws

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: June 14, 2018	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer